UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PIER 1 IMPORTS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Pier 1 Imports, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Pier 1 Imports, Inc. Annual Shareholders Meeting to Be Held on Tuesday, June 28, 2011

The Proxy Statement, Form 10-K and Annual Report are available at: http://www.proxyvoting.com/pir

This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 1, 2011 to facilitate timely delivery.

TO REQUEST PAPER OR EMAIL COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: 1-888-313-0164

(outside of the U.S. and Canada call 201-680-6688)

Email: shrrelations@bnymellon.com

(please send a blank email and reference your 11-digit control number in the subject line)

Internet: http://www.proxyvoting.com/pir

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

The 2011 Annual Meeting of Shareholders of Pier 1 Imports, Inc. (the “Company”) will be held at the Pier 1 Imports, Inc. Corporate Headquarters, 100 Pier 1 Place, Fort Worth, Texas 76102, on Tuesday, June 28, 2011, at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

No. 1 to elect as directors the eight nominees named in the Proxy Statement to hold office until the next annual meeting shareholders and until their successors are elected and qualified;

No. 2 to vote on a proposal to approve the material terms of the performance goals under the Pier 1 Imports, Inc. 2006 Stock Incentive Plan for the purposes of compensation deductibility under Section 162(m) of the Internal Revenue Code;

No. 3 to hold a non-binding, advisory vote approving the compensation of Pier 1 Imports’ named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the Proxy Statement under the caption “Executive Compensation;”

No. 4 to hold a non-binding, advisory vote regarding the frequency of future voting on the compensation of Pier 1 Imports’ named executive officers;

No. 5 to vote on a proposal to ratify the audit committee’s approval to engage Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2012; and

To transact any other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.

The Board of Directors recommends a vote “FOR” the election of each of the nominees in Proposal No. 1 as a director, “FOR” Proposal Nos. 2, 3 and 5, and for a frequency of “EVERY YEAR” on Proposal No. 4.

The Board of Directors has fixed the close of business on April 29, 2011 as the record date (the “Record Date”) for the determination shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER OR EMAIL COPY OF THE PROXY MATERIALS

OR TO VOTE YOUR SHARES ELECTRONICALLY.

98862

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Shareholders Meeting to vote in person. Instructions on attending, gaining admission and voting at the Annual Shareholders Meeting can be found in the Proxy Statement. Directions to the Annual Shareholders Meeting can be found on the last page of the Proxy Statement.

Meeting Location:

Pier 1 Imports, Inc. Corporate Headquarters Mezzanine Level, Conference Center Room C 100 Pier 1 Place Fort Worth, Texas 76102

The following Proxy Materials are available for you to review online:

the Company’s 2011 Proxy Statement; and

the Company’s Annual Report and Form 10-K for the fiscal year ended February 26, 2011.

To request a paper or email copy of the Proxy Materials:

Choose one of the following methods to make your request:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688) Email: shrrelations@bnymellon.com

(please send a blank email and reference your 11-digit control number in the subject line)

Internet: http://www.proxyvoting.com/pir

If you request a paper copy of these materials, you will also receive a proxy card.

The Proxy Materials for Pier 1 Imports, Inc. are available to review at:

http://www.proxyvoting.com/pir

Have this notice available when you request a paper or email copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR SHARES ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the Proxy Materials online before voting.

Use the Internet to vote your shares. On the landing page of the above web site in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the web site.

No personal information other than the 11-digit control number is necessary to execute a proxy.

You will need to reference the 11-digit control number located on the reverse side.

98862